EXHIBIT 99.1

3D Systems Acquires National RP Support

Reputable Customer Support Provider Extends Coverage and Capabilities

ROCK HILL, S.C., Jan. 5, 2011 (GLOBE NEWSWIRE) -- 3D Systems Corporation (Nasdaq:TDSC) announced today that it acquired National RP Support, a leading provider of customer support services and a factory-authorized source of parts, maintenance, and other services for 3D Systems' equipment. Over the past decade, under the capable customer friendly leadership of Dennis and Janet Fogle, NRPS expanded its field service activities throughout North America and Asia Pacific. NRPS provides a comprehensive menu of service and support activities including maintenance contracts and equipment refurbishment.

"As a 3D Systems factory authorized customer support service provider, it makes sense for us to team up and jointly deliver a more comprehensive range of services and capabilities to our customers," said Dennis Fogle, NRPS president. "We are very grateful to all of our customers for allowing us to serve them over the years and look forward to enhancing our customers' satisfaction in the future."

"We are delighted to team up with such a fine customer support organization to benefit our customers," said Kevin McAlea, vice president and general manager of 3D Systems Rapid Manufacturing Systems. "We have come to know and respect NRPS for their exceptional customer care and system expertise and expect this acquisition to enhance the level of coverage and service we provide to our global customers."

3D Systems disclosed that it plans to integrate the NRPS team with its own global field service organization and appoint Dennis Fogle to lead the combined organization's worldwide operations.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3D Content-To-Print solutions including 3D personal, professional and production printers and 3D parts services. The company's products and services reduce the time and cost of designing and manufacturing products directly from digital data. The solutions are ideal for education, transportation, recreation, healthcare and consumer goods applications and customers create with confidence.

More information on the company is available at www.3DSystems.com, www.printin3D.com, www.toptobottomdental.com, www.3Dproparts.com, www.bitsfrombytes.com, www.mqast.com, www.dpt-fast.com; blog.3Dsystems.com, or via email at moreinfo@3DSystems.com.

The 3D Systems Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4537

CONTACT:  3D Systems Corporation
          Investor Contact:
          Stacey Witten
            803-326-4010
            Wittens@3dsystems.com
          Media Contact:
          Katharina Hayes
            803-326-3941
            HayesK@3dsystems.com